United States
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (date of earliest event reported):

June 15, 2016
Fidelity National Financial, Inc.
(Exact name of Registrant as Specified in its Charter)
001-32630
(Commission File Number)

Delaware (State or Other Jurisdiction of Incorporation or Organization)	16-1725106 (IRS Employer Identification Number)
601 Riverside Avenue
Jacksonville, Florida 32204
(Addresses of Principal Executive Offices)
(904) 854-8100
(Registrant's Telephone Number, Including Area Code)
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders
The Fidelity National Financial, Inc. (“FNF” or the “Company”) Annual Meeting of Shareholders was held June 15, 2016. As of April 18, 2016, the record date for the Annual Meeting, 274,086,870 shares of FNF Group common stock and 68,766,364 shares of FNFV Group common stock, or an aggregate of 342,853,234 shares of common stock of the Company were outstanding and entitled to vote. A quorum of shares of common stock were present or represented at the Annual Meeting. The number of votes cast for, against or withheld, as well as abstentions, if applicable, with respect to each proposal is set out below:
1. To elect four Class II directors to serve until the Company’s 2019 Annual Meeting of Shareholders, or until their successors are duly elected and qualified, or until their earlier death, resignation or removal.

	FOR	WITHHELD	BROKER NON-VOTES
Richard N. Massey	252,540,107	35,396,266	27,643,909
Janet Kerr	286,121,780	1,814,593	27,643,909
Daniel D. (Ron) Lane	258,651,594	29,284,779	27,643,909
Cary H. Thompson	254,053,221	33,883,152	27,643,909
Directors whose term of office as a director continued after the meeting are as follows:
Class III (term expires at the 2017 Annual Stockholders Meeting): William P. Foley, II, Douglas K. Ammerman, Thomas M. Hagerty and Peter O. Shea, Jr.
Class I (term expires at the 2018 Annual Stockholders Meeting): Frank P. Willey, Willie D. Davis, and John D. Rood.
2. Ratification and appointment of KPMG LLP as the Company’s independent registered public accounting firm for the 2016 fiscal year.

FOR	AGAINST	ABSTAIN
312,750,675	2,405,521	424,086
3. To approve the amendment and restatement of the Fidelity National Financial, Inc. Amended and Restated 2005 Omnibus Incentive Plan to, among other things, increase the shares available for grant by 10,000,000 shares.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
270,079,788	16,604,498	1,252,087	27,643,909
4. To approve the material terms of the Fidelity National Financial, Inc. Annual Incentive Plan to satisfy the shareholder approval requirement under Section 162(m) of the Internal Revenue Code.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
282,137,357	4,512,172	1,286,844	27,643,909
5. To approve a proposal that our board of directors adopt “majority voting” in uncontested director elections.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
285,868,607	1,575,042	492,724	27,643,909
6. To approve a non-binding advisory resolution on the compensation paid to our named executive officers.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
155,532,925	131,243,332	1,160,116	27,643,909

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Fidelity National Financial, Inc.
Date:	June 15, 2016	By:	/s/ Michael L. Gravelle
			Name:	Michael L. Gravelle
			Title:	Executive Vice President, General Counsel and Corporate Secretary